UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)               JUNE 1, 1999
--------------------------------------------------------------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                   1-3551                   25-0464690
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)




One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania 15219
               (Address of principal executive offices)(Zip Code)




Registrant's telephone number, including area code        (412) 553-5700
                                                   -----------------------------



                                      NONE
          (Former name or former address, if changed since last report)

Item 5.       Other Events

              The Registrant, Equitable Resources, Inc., (EQT) and USX-Marathon Group (MRO) have reached a definitive agreement wherein EQT and/or its subsidiaries will acquire from MRO 100 percent of the stock of Carnegie Natural Gas Company and affiliated subsidiaries of USX Corporation (collectively the "Carnegie Companies"). The sale is subject to customary closing conditions, including due diligence and receipt of governmental approvals. A copy of the press release issued by MRO concerning this event is filed herewith as an Exhibit at Item 7.

Item 7.       Financial Statements and Exhibits

     (c) USX-Marathon Group ("MRO") press release announcing the sale of the Carnegie companies is filed as Exhibit 99 to this report.




                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                EQUITABLE RESOURCES, INC.
                                          --------------------------------------
                                                       (Registrant)



                                      By           /s/ David L. Porges
                                          --------------------------------------
                                                       David L. Porges
                                                 Senior Vice President and
                                                   Chief Financial Officer






            June 1, 1999
------------------------------------

                                  EXHIBIT INDEX



Exhibit No.                  Document Description            Sequential Page No.

       99            Press release issued by USX-Marathon             4
                     Group (MRO) announcing sale of
                     Carnegie Companies